UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 13, 2009

RINO INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-52549	26-4551943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11 Youquan Road, Zhanqian Street, Jinzhou District, Dalian
People’s Republic of China 116100
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (86) 411-8766-1222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 13, 2009, the common stock of RINO International Corporation (the “Company”) with a par value of $0.0001 per share started trading under the symbol "RINO" on the Nasdaq Global Market.

Attached to this report as an exhibit is a press release that the Company issued regarding the referenced listing of the Company’s common stock on the Nasdaq Global Market.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:
99.1	Press release dated July 13, 2009 (furnished herewith).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereof duly authorized.

Registrant:	RINO INTERNATIONAL CORPORATION
Date: July 13, 2009
By: /s/ Jenny Yi Liu
Jenny Yi Liu
Chief Financial Officer